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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 10, 2005
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                        Albany Molecular Research, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    000-25323                  14-1742717
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    (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)           File Number)           Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany,
                NY                                              12212
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code       (518) 464-0279
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On May 10, 2005, Albany Molecular Research, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. That release referred to certain attached financial highlights for the quarter ended March 31, 2005. The full text of the press release, including the financial tables referred to within the release, which were posted on Albany Molecular Research, Inc.'s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No. Description
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     99.1   Press release and financial tables dated May 10, 2005, issued by
            Albany Molecular Research, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 10, 2005               ALBANY MOLECULAR RESEARCH, INC.


                                  By: /s/ Mark T. Frost
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                                       Mark T. Frost
                                       Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press Release of Albany Molecular Research, Inc.
                           dated May 10, 2005.